                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

Seeks to achieve a high rate of total return

SCUDDER-DREMAN HIGH
RETURN EQUITY FUND

  "We believe that our strictly disciplined value investing strategy is what has enabled us to so decisively outperform the benchmark and our peers now that value has returned to favor."

                                                      [SCUDDER INVESTMENTS LOGO]

                                                                       CONTENTS



                                                                              3
                                                              ECONOMIC OVERVIEW



                                                                              5
                                                             PERFORMANCE UPDATE



                                                                              8
                                                               INDUSTRY SECTORS



                                                                              9
                                                               LARGEST HOLDINGS



                                                                             10
                                                       PORTFOLIO OF INVESTMENTS



                                                                             13
                                                           FINANCIAL STATEMENTS



                                                                             16
                                                           FINANCIAL HIGHLIGHTS



                                                                             18
                                                  NOTES TO FINANCIAL STATEMENTS



                                                                             24
                                                          SHAREHOLDERS' MEETING

AT A GLANCE

 SCUDDER-DREMAN HIGH RETURN EQUITY
 FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                   SCUDDER-DREMAN HIGH         SCUDDER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS    RETURN EQUITY FUND CLASS      LIPPER EQUITY INCOME
SCUDDER-DREMAN HIGH RETURN EQUITY FUND CLASS A              B                           C                FUNDS CATEGORY AVERAGE*
----------------------------------------------  ------------------------    ------------------------     -----------------------
14.73                                                     14.26                       14.27                       5.25

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/01   11/30/00
 .........................................................
    SCUDDER-DREMAN HIGH RETURN
    EQUITY FUND CLASS A            $38.58     $33.91
 .........................................................
    SCUDDER-DREMAN HIGH RETURN
    EQUITY FUND CLASS B            $38.40     $33.75
 .........................................................
    SCUDDER-DREMAN HIGH RETURN
    EQUITY FUND CLASS C            $38.43     $33.78
 .........................................................

 SCUDDER-DREMAN HIGH RETURN EQUITY
 FUND RANKINGS AS OF 5/31/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                       CLASS A               CLASS B               CLASS C
 .....................................................................................
    1-YEAR         #1 of 211 funds       #3 of 211 funds       #2 of 211 funds
 .....................................................................................
    3-YEAR         #10 of 177 funds      #18 of 177 funds      #17 of 177 funds
 .....................................................................................
    5-YEAR         #2 of 121 funds       #6 of 121 funds       #5 of 121 funds
 .....................................................................................
    10-YEAR         #1 of 45 funds             N/A                   N/A
 .....................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, SCUDDER-DREMAN HIGH RETURN EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    INCOME DIVIDEND         $0.3000   $0.1506   $0.1575
 ...........................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED SCUDDER-DREMAN HIGH
                           RETURN EQUITY FUND IN THE LARGE VALUE CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

INITIAL PUBLIC OFFERING  The first sale of stock by a company to the public.

PRICE-TO-EARNINGS (P/E) A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as a "multiple," is a measure of how much an investor is paying for a company's earning power.

PRICE-TO-BOOK RATIO A stock's capitalization divided by its book value. Book value is a company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock and intangible assets, such as goodwill. Also, the value of an asset as it appears on a balance sheet, equal to cost minus accumulated depreciation.

PRICE-TO-CASH-FLOW RATIO A stock's capitalization divided by its cash flow for the latest fiscal year.

PRICE-TO-DIVIDEND RATIO The current stock price divided by the current dividend paid per share.

RECESSION A period of general economic decline marked specifically by a decline in gross domestic product for two or more consecutive quarters.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE

                             REVERSING AN ABERRANT TREND THAT HAD LASTED SEVERAL YEARS, VALUE STOCKS VASTLY OUTPERFORMED THEIR GROWTH COUNTERPARTS DURING THE SEMIANNUAL PERIOD ENDED MAY 31, 2001. LEAD PORTFOLIO MANAGER DAVID DREMAN TELLS HOW HIS TEAM'S COMMITMENT TO THE CONTRARIAN PHILOSOPHY AND STRICTLY DISCIPLINED INVESTMENT APPROACH RESULTED IN THE OUTSTANDING PERFORMANCE OF SCUDDER-DREMAN HIGH RETURN EQUITY FUND.

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF SCUDDER-DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE AND A DOCTOR OF LAW DEGREE FROM THE UNIVERSITY OF MANITOBA IN WINNIPEG, CANADA. DREMAN IS A REGULAR COLUMNIST IN FORBES AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING, INCLUDING CONTRARIAN INVESTMENT STRATEGIES: THE NEXT GENERATION (SIMON & SCHUSTER 1998).

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

Q     WILL YOU PROVIDE AN OVERVIEW OF MARKET CONDITIONS DURING THE SIX MONTHS
ENDED MAY 31, 2001?

A As the year 2000 drew to a close, slower-than-expected economic growth and disappointing corporate earnings exacerbated the anxieties of investors. Already wearied by historically high levels of sustained volatility and crippling losses in so-called new economy stocks, investors grew ever more risk-averse. Their renewed price consciousness and re-emphasis on company fundamentals supported the shift toward value stocks.

  Investors continued to shun high-valuation/high-expectation names and industry sectors, including technology, media and telecommunications. Fearing recession (see Terms To Know, page 2), they turned instead to more traditionally defensive names and industry sectors, including health care and finance.

  Shortly after the New Year, the Federal Reserve Board dramatically reversed its policy, cutting short-term interest rates in an aggressive attempt to stimulate the stagnant economy. The Fed was widely criticized, nevertheless, for reacting too late. Many believed that an extended economic downturn would be unavoidable. Despite a successive cut in rates, stock market investors began a broad market sell-off that ultimately left few sectors untouched.

  In April, the equity markets rallied strongly in response to the Fed's surprising move to reduce rates a third time. Many stocks in technology and other conventional growth sectors that had been driven down into value territory bounced on the news. But the Nasdaq rally was like Pickett's last charge at
Gettysburg: unsustainable. There were simply no earnings for most of the companies on the Nasdaq 100, most of which were hit hard by the global drop in demand for technology products. Investors continued to channel new money into what are typically value names and industry sectors, which proved to be strong performers for the period.

  The continued decline of so-called new-economy stocks and the rally in old-economy names demonstrated, once again, that the market is rational and inevitably will revert to the mean. In the end, earnings for the companies listed on the Standard & Poor's 500 were lower than anticipated, while value stocks generally showed earnings growth. As a result, value stocks vastly outperformed growth stocks overall, reversing a trend of the last several years.

Q     HOW WELL DID SCUDDER-DREMAN HIGH RETURN EQUITY FUND PERFORM IN THIS
FAVORABLE MARKET ENVIRONMENT?

A      We are extremely pleased with the fund's performance. For the six months ended May 31, 2001, Scudder-Dreman High Return Equity Fund Class A shares

PERFORMANCE UPDATE

(unadjusted for sales charges) rose an outstanding 14.73 percent. The fund walloped the benchmark Standard & Poor's 500, which lost 3.90 percent, and far outpaced the 5.25 percent average of its peers in the Lipper Equity Income Funds category.

  The reason we did so well is the same reason people wanted to throw bricks at us just one year ago! We never wavered in our commitment to the contrarian value philosophy. While in 1999 lots of value managers slipped in technology or other growth stocks here or there to boost returns, we resisted the temptation. Of course, since technology dominated the markets almost completely at that time, their funds performed far better than ours in that momentum market. When the technology market took a nose dive in 2000, however, their track records were demolished. Everything many of those funds had gained they later gave back with major dividends.

  We gave up some ground during 1998 and 1999, to be sure. But we believe that our strictly disciplined value investing strategy is what has enabled us to so decisively outperform the benchmark and our peers now that value has returned to favor. Perhaps most important, we believe that consistency in philosophy and process is the key to providing greater value to shareholders over time.

Q     WERE THERE ANY NOTABLE CHANGES TO THE PORTFOLIO?

A     During the period, we continued to look for financially sound companies with low price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios (see Terms To Know, page 2). As disciplined contrarian value investors, we don't pay a premium for any stock, nor will we adjust our investment style to pursue what we believe to be short-term gains.

  There were no major changes to the portfolio during the period.

- Financials continued to account for our largest industry stake. Overall, sector performance was lackluster. Fannie Mae and Freddie Mac, among the portfolio's largest and longest-held names, dipped after the congressional representative responsible for oversight of these institutions publicly discussed plans to limit their powers. We firmly believe that the setback is temporary and that these stocks, which have lower P/Es and faster growth rates than many top growth companies, will surge ahead once again. In addition, regional banks proved to be simply unpopular with investors, despite generally strong earnings growth rates and a falling-interest-rate environment.

- Consumer staples, made up primarily of tobacco companies, were our second-largest allocation. These, notably top-10 holdings Philip Morris and R.
  J. Reynolds, were strong drivers of performance.

- Energy remained the third-largest stake. As a whole, the sector was up only slightly during the period. We took profits in some oil services stocks that had appreciated significantly and were no longer consistent with our price discipline. We maintained our weighting in integrated oil companies, which continue to be exceptionally attractive in terms of their valuations and, we believe, are bound to benefit from rising oil and gas prices.

  In addition, we capitalized on rare opportunities to pick up some fundamentally sound consumer cyclicals and conventional growth companies that had suffered sharp price declines. Wall Street doesn't like uncertainty. In volatile markets such as these, earnings disappointments become commonplace. Therefore, faced with an unsteady market, many analysts will downgrade stocks, regardless of their fundamental strength. Afterward, we typically see a sharp break in price. Suddenly what was a classic growth stock becomes a good value find.

  On that basis, we increased the fund's stake in consumer cyclicals (now fourth-largest), adding to retailers Best Buy and The Gap. We also added to the portfolio some fundamentally sound blue-chip technology names, including Intel, and increased our holdings in Hewlett-Packard. Both of these groups had been driven down into value territory, despite fundamental strengths.

Q     PHILIP MORRIS REMAINS THE PORTFOLIO'S LARGEST HOLDING. WILL YOU PROVIDE AN
UPDATE ON THAT STOCK AND THE PORTFOLIO'S OTHER TOBACCO HOLDINGS?

A     As you said, Philip Morris is still the portfolio's largest holding, accounting for nearly 12 percent of its total asset value. While this is a far larger position than we normally would take in a single stock, we believe Philip Morris is an extraordinary, if not unique, story in today's market. The stock was a powerful driver of performance, rallying strongly during the period. Let's face it: Stocks that are making money in this kind of market are rare. And our outlook for the company's earnings growth is strongly optimistic.

PERFORMANCE UPDATE

  Here's why. First, losses related to litigation are, for the most part, behind them. In addition, the company has recently announced it will spin off its subsidiary, Kraft Foods. Kraft is highly leveraged and the sale should pour a great deal of money into Phillip Morris's coffers. Should the stock price move up sharply following the IPO (initial public offering) (see Terms To Know, on page 2) , we may consider paring down our holdings to reduce portfolio risk. Ideally, we'd like the stock to account for no more than about 7 percent of the portfolio.

  Our expectations are high for two other top-10 holdings -- R. J. Reynolds and UST, both among the leading U.S. tobacco companies. The cloud of litigation that has hung over these companies has lifted to some extent. We believe that, for the most part, the big money won by plaintiffs through litigation has been made. With the exception of the lawsuit filed in Florida, which we believe is unlikely to be settled for at least a decade, the large class-action cases have already been tried. Many of the smaller cases have been overturned on appeal, and jury awards have been significantly reduced. The as-yet untried cases are relatively insignificant in terms of their potential impact on the tobacco companies. And we do not expect many more suits to be filed.

  These companies remain among the portfolio's largest holdings because we like not what they do as companies, but how they perform as stocks. Tobacco companies continue to wield some of the best pricing power around. Case in point: While together over the next 25 years, they will have to pay out approximately $250 billion in damages, they've had to raise prices only modestly to do it.

Q     WHAT IS YOUR NEAR-TERM OUTLOOK FOR INVESTING, AND HOW WILL YOU POSITION
THE PORTFOLIO IN LIGHT OF IT?

A     The Fed's aggressive moves to cut interest rates should help the economy.
We do not, however, rule out the possibility that additional rate cuts will be necessary. And given the magnitude of the losses that many investors have suffered, the real question is, how will the "negative wealth effect" impact the markets? In other words, how long will people continue to spend, given the tremendous losses they've already absorbed?

  Therefore, we intend to keep the portfolio somewhat defensively positioned. At the same time, we will continue to be aggressively opportunistic. And there are opportunities to be found. Generally speaking, the market is no longer wildly overvalued. Value stocks, on the whole, are still pretty cheap in comparison with the broader markets. Nonetheless, we believe we may be beginning to see a turn. As an asset class, value stocks are showing robust earnings growth, while the better part of the market is seeing none at all. That's good news for investors like us and a fund like ours.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON*
Data show the percentage of the common stocks in the portfolio that each sector represented on May 31, 2001, and on November 30, 2000.
[BAR GRAPH]

                                                                 SCUDDER-DREMAN HIGH RETURN         SCUDDER-DREMAN HIGH RETURN
                                                                    EQUITY AS OF 5/31/01              EQUITY AS OF 11/30/00
                                                                 --------------------------         --------------------------
Consumer non-durables                                                      37.20                              39.80
Finance                                                                    27.90                              28.10
Energy                                                                     12.00                              12.40
Health care                                                                11.70                              17.60
Technology                                                                  8.40                               2.00
Service Industries                                                          2.70                               0.00
Utilities                                                                   0.10                               0.10

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX+
Data show the percentage of the common stocks in the portfolio that each sector of Scudder-Dreman High Return Equity Fund represented on May 31, 2001, compared with the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 stock index.
[BAR GRAPH]

                                                                 SCUDDER-DREMAN HIGH RETURN        STANDARD & POOR'S 500 STOCK
                                                                    EQUITY AS OF 5/31/01                 INDEX ON 5/31/01
                                                                 --------------------------        ---------------------------
Consumer non-durables                                                      37.20                              21.40
Finance                                                                    27.90                              17.10
Energy                                                                     12.00                               6.80
Health care                                                                11.70                              12.60
Technology                                                                  8.40                              19.60
Basic materials                                                             5.80                               2.60
Service Industries                                                          2.70                               0.00
Communication services                                                      0.00                               5.80
Utilities                                                                   0.10                               3.90

* PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

+ THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
Representing 50.9% percent of the fund's total investment portfolio on May 31, 2001.

            HOLDINGS                                 DESCRIPTION             PERCENT
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
1.          PHILIP MORRIS                 Provider of tobacco and food        11.7%
                                          products.
------------------------------------------------------------------------------------
2.          CONOCO                        Explorer of crude oil, natural       5.6%
                                          gas and natural gas liquids.
------------------------------------------------------------------------------------
3.          FEDERAL NATIONAL MORTGAGE     Insurer and holder of mortgage       5.1%
            ASSOCIATION                   loans.
------------------------------------------------------------------------------------
4.          FEDERAL HOME LOAN MORTGAGE    Supplier of mortgage credit.         4.9%
            CORPORATION
------------------------------------------------------------------------------------
5.          TENET HEALTHCARE              Operator of specialty and general    4.5%
                                          hospitals.
------------------------------------------------------------------------------------
6.          UST                           Manufactures alcoholic beverages.    4.2%
------------------------------------------------------------------------------------
7.          R.J. REYNOLDS TOBACCO         Provider of tobacco products.        4.2%
            HOLDINGS
------------------------------------------------------------------------------------
8.          BANK ONE                      Provider of commercial banking       3.8%
                                          services.
------------------------------------------------------------------------------------
9.          TEXACO                        Provider of oil internationally.     3.7%
------------------------------------------------------------------------------------
10.         HUMANA                        Managed health plan provider.        3.2%
------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER-DREMAN HIGH RETURN EQUITY FUND
Portfolio of Investments at May 31, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--4.2%                                                  PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
                                             State Street Bank & Trust
                                               Company, 4.010% to be
                                               repurchased at $170,492,989 on
                                               06/01/2001**
                                               (Cost $170,474,000)                 $170,474,000      $  170,474,000
                                             --------------------------------------------------------------------------

    COMMERCIAL PAPER--4.7%
-----------------------------------------------------------------------------------------------------------------------
                                             Ascension Health, Zero coupon,
                                               07/02/2001                            20,000,000          19,931,111
                                             Coca-Cola Co., 3.900%, 07/10/2001       15,000,000          14,936,625
                                             Corporate Asset Funding, 3.860%,
                                               07/25/2001                            20,000,000          19,884,200
                                             Corporate Asset Funding, 4.650%,
                                               06/13/2001                            20,000,000          19,969,000
                                             CXC, Inc., 4.750%, 06/05/2001           10,000,000           9,994,722
                                             Dakota Notes, 4.700%, 06/18/2001        20,000,000          19,955,611
                                             General Motors Acceptance Corp.,
                                               3.900%, 07/17/2001                    15,000,000          14,925,250
                                             GIRO Funding Corp., 3.950%,
                                               06/20/2001                            20,000,000          19,958,306
                                             Homeside Lending, Zero coupon,
                                               07/02/2001                            20,000,000          19,931,456
                                             Variable Funding Corp., 4.020%,
                                               06/22/2001                            10,000,000           9,976,550
                                             Victory Receivables, 3.950%,
                                               07/11/2001                            20,000,000          19,912,222
                                             --------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $189,375,053)                                        189,375,053
                                             --------------------------------------------------------------------------

    U.S. TREASURY OBLIGATIONS--0.3%
-----------------------------------------------------------------------------------------------------------------------
                                             U.S. Treasury Bill:
                                               Zero coupon, 11/01/2001                5,000,000           4,926,050
                                               3.400%, 07/26/2001                     5,000,000           4,974,028
                                               3.700%, 07/19/2001                     3,000,000           2,986,400
                                             --------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY OBLIGATIONS
                                             (Cost $12,880,847)                                          12,886,478
                                             --------------------------------------------------------------------------

    COMMON STOCKS--90.7%                                                              SHARES
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--11.2%
      DEPARTMENT & CHAIN STORES--5.3%
                                             Best Buy Co., Inc.*                      1,070,500          56,897,075
                                             Federated Department Stores,
                                               Inc.*                                    986,200          44,181,760
                                             Gap, Inc.                                3,247,600         100,675,600
                                             Nordstrom, Inc.                            707,300          13,106,269
                                             --------------------------------------------------------------------------
                                                                                                        214,860,704

      SPECIALTY RETAIL--5.9%
                                             Borders Group, Inc.* (b)                 6,300,425         115,108,765
                                             Staples, Inc.*                           2,585,500          37,489,750
                                             Toys "R" Us, Inc.*                       3,190,400          88,374,080
                                             --------------------------------------------------------------------------
                                                                                                        240,972,595

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                      SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--22.6%
      ALCOHOL & TOBACCO
                                             Imperial Tobacco Group (ADR)               711,750      $   15,516,150
                                             Philip Morris Companies, Inc.            9,287,800         477,485,798
                                             R.J. Reynolds Tobacco Holdings,
                                               Inc.                                   2,852,866         169,688,470
                                             Universal Corp. (b)                      2,164,050          86,172,471
                                             UST, Inc.                                5,907,500         172,262,700
                                             --------------------------------------------------------------------------
                                                                                                        921,125,589
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.5%
      TELECOMMUNICATIONS EQUIPMENT
                                             Lucent Technologies, Inc.                4,607,300          36,305,524
                                             Nortel Networks Corp.                    4,912,700          65,486,291
                                             --------------------------------------------------------------------------
                                                                                                        101,791,815
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--10.9%
      OIL & GAS PRODUCTION--10.6%
                                             BP Amoco PLC                               850,308          45,397,944
                                             Conoco, Inc. "A"                         7,083,458         219,020,521
                                             Conoco, Inc. "B"                           312,500           9,750,000
                                             Encore Acquisition Co.*                      5,000              79,250
                                             Nabors Industries, Inc.*                   162,700           8,273,295
                                             Texaco, Inc.                             2,083,700         148,776,180
                                             --------------------------------------------------------------------------
                                                                                                        431,297,190

      OILFIELD SERVICES/EQUIPMENT--0.3%
                                             Santa Fe International Corp.               362,100          13,354,248
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--25.0%
      BANKS--12.4%
                                             Bank of America Corp.                    1,301,681          77,124,599
                                             Bank One Corp.                           3,949,279         156,391,448
                                             First Union Corp.                        1,705,320          54,996,570
                                             FleetBoston Financial Corp.              2,054,249          85,436,216
                                             KeyCorp                                  2,702,000          64,253,560
                                             PNC Bank Corp.                             931,035          64,474,174
                                             --------------------------------------------------------------------------
                                                                                                        502,676,567

      INSURANCE--1.4%
                                             Ohio Casualty Corp.                        306,900           2,663,892
                                             Safeco Corp.                               630,400          17,707,936
                                             St. Paul Companies, Inc.                   684,010          34,610,906
                                             --------------------------------------------------------------------------
                                                                                                         54,982,734

      OTHER FINANCIAL COMPANIES--11.2%
                                             Federal Home Loan Mortgage Corp.         3,006,800         199,050,160
                                             Federal National Mortgage
                                               Association                            2,495,200         205,704,288
                                             Washington Mutual, Inc.                  1,483,650          52,847,613
                                             --------------------------------------------------------------------------
                                                                                                        457,602,061
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--10.6%
      HEALTH INDUSTRY SERVICES--6.1%
                                             Humana, Inc.* (b)                       13,501,470         128,939,039
                                             McKesson HBOC, Inc.                      3,441,720         118,984,041
                                             --------------------------------------------------------------------------
                                                                                                        247,923,080

      HOSPITAL MANAGEMENT--4.5%
                                             Tenet Healthcare Corp.*                  4,057,800         184,589,322
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.1%
      OFFICE EQUIPMENT/SUPPLIES
                                             Xerox Corp.                                191,700           1,899,747
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.4%
      ENVIRONMENTAL SERVICES
                                             Transocean Sedo Forex, Inc.                828,200          44,267,290
                                             Waste Management, Inc.                   1,959,500          54,826,810
                                             --------------------------------------------------------------------------
                                                                                                         99,094,100
-----------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.2%
                                             Corrections Corporation of
                                               America                                  629,174           8,147,803
                                             --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                      SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--5.1%
      COMPUTER SOFTWARE--0.6%
                                             Oracle Corp.*                            1,585,400      $   24,256,620
                                             --------------------------------------------------------------------------

      DIVERSE ELECTRONIC PRODUCTS--0.4%
                                             Motorola, Inc.                           1,131,000          16,625,700
                                             --------------------------------------------------------------------------

      ELECTRONIC DATA PROCESSING--3.2%
                                             Apple Computer, Inc.*                    2,020,600          40,310,970
                                             Hewlett-Packard Co.                      3,007,900          88,191,628
                                             --------------------------------------------------------------------------
                                                                                                        128,502,598

      SEMICONDUCTORS--0.9%
                                             Intel Corp.                              1,383,900          37,379,139
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.1%
      NATURAL GAS DISTRIBUTION
                                             NiSource, Inc.*                          1,632,900           4,588,449
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $3,095,028,177)                                    3,691,670,061
                                             --------------------------------------------------------------------------

    CONVERTIBLE PREFERRED STOCKS--0.1%
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.1%
      MISCELLANEOUS
                                             Corrections Corporation of America, PIK
                                             (Cost $6,818,420)                          401,659           4,578,913
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $3,474,576,497)(a)                                $4,068,984,505
                                             --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

(a) The cost for federal income tax purposes was $3,480,033,806. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $588,950,699. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $873,466,705 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $284,516,006.

(b) Affiliated Issuer (See Notes to Financial Statements).

                                                                                                          UNREALIZED
                                                                           AGGREGATE       MARKET        APPRECIATION/
                  FUTURES                EXPIRATION DATE     CONTRACTS   FACE VALUE($)    VALUE($)     (DEPRECIATION)($)
      ----------------------------------------------------------------------------------------------------------------------
      S&P 500 Index Future              September 20, 2001      466       150,588,079    147,628,800       (2,959,279)
      ----------------------------------------------------------------------------------------------------------------------
      Total net unrealized
        appreciation (depreciation)                                                                       $(2,959,279)
      ----------------------------------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001 (Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value:
  Unaffiliated issuers (cost $3,106,604,888)                    $3,738,764,230
------------------------------------------------------------------------------
  Affiliated issuers (cost $367,971,609)                           330,220,275
------------------------------------------------------------------------------
Total investments (cost $3,474,576,497)                          4,068,984,505
------------------------------------------------------------------------------
Cash                                                                       325
------------------------------------------------------------------------------
Receivable for investments sold                                      3,825,815
------------------------------------------------------------------------------
Dividends receivable                                                 5,714,332
------------------------------------------------------------------------------
Interest receivable                                                    577,914
------------------------------------------------------------------------------
Receivable for Fund shares sold                                     11,811,363
------------------------------------------------------------------------------
Receivable for daily variation margin on open futures
contracts                                                              827,150
------------------------------------------------------------------------------
TOTAL ASSETS                                                     4,091,741,404
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     5,971,098
------------------------------------------------------------------------------
Accrued management fee                                               2,421,168
------------------------------------------------------------------------------
Accrued reorganization costs                                           619,596
------------------------------------------------------------------------------
Accrued Directors' fees and expenses                                   121,576
------------------------------------------------------------------------------
Other accrued expenses and payables                                  3,292,368
------------------------------------------------------------------------------
Total liabilities                                                   12,425,806
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,079,315,598
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $      431,742
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                      594,408,008
------------------------------------------------------------------------------
  Futures                                                           (2,959,279)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               (85,745,306)
------------------------------------------------------------------------------
Paid-in capital                                                  3,573,180,433
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,079,315,598
------------------------------------------------------------------------------
NET ASSETS VALUE
------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,044,644,518 / 53,003,383 shares of capital stock
  outstanding, $.01 par value, 560,000,000 number of shares
  authorized)                                                           $38.58
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $38.58)                $40.93
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($1,638,252,607 / 42,667,720 shares of capital stock
  outstanding, $.01 par value, 560,000,000 number of shares
  authorized)                                                           $38.40
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($364,077,680
  / 9,473,277 shares of capital stock outstanding, $.01 par
  value, 80,000,000 number of shares authorized)                        $38.43
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($32,340,793 / 838,187 shares of capital stock
  outstanding, $.01 par value, 80,000,000 shares authorized)            $38.58
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)

INVESTMENT INCOME
----------------------------------------------------------------------------
Dividends -- Unaffiliated issuers (net of foreign taxes
withheld of $73,339)                                            $ 35,986,064
----------------------------------------------------------------------------
Dividends -- Affiliated issuers                                    1,384,992
----------------------------------------------------------------------------
Interest                                                           6,904,691
----------------------------------------------------------------------------
Total income                                                      44,275,747
----------------------------------------------------------------------------
Expenses:
Management fee                                                    13,177,637
----------------------------------------------------------------------------
Administrative fee                                                   123,871
----------------------------------------------------------------------------
Services to shareholders                                           4,969,668
----------------------------------------------------------------------------
Custodian fees                                                        57,977
----------------------------------------------------------------------------
Distribution services fees                                         6,952,154
----------------------------------------------------------------------------
Administrative services fees                                       4,608,388
----------------------------------------------------------------------------
Auditing                                                              56,887
----------------------------------------------------------------------------
Legal                                                                 42,701
----------------------------------------------------------------------------
Directors' fees and expenses                                         107,349
----------------------------------------------------------------------------
Reports to shareholders                                              326,987
----------------------------------------------------------------------------
Registration fees                                                     49,449
----------------------------------------------------------------------------
Other                                                                 86,376
----------------------------------------------------------------------------
Total expenses, before expense reductions                         30,559,444
----------------------------------------------------------------------------
Expense reductions                                                   (46,887)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          30,512,557
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      13,763,190
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from:
Investments -- Unaffiliated issuers                               86,107,757
----------------------------------------------------------------------------
Investments -- Affiliated issuers                                    (43,144)
----------------------------------------------------------------------------
Futures                                                          (12,214,785)
----------------------------------------------------------------------------
                                                                  73,849,828
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      404,375,523
----------------------------------------------------------------------------
Futures                                                           (2,959,279)
----------------------------------------------------------------------------
                                                                 401,416,244
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       475,266,072
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $489,029,262
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS
                                                                       ENDED           YEAR ENDED
                                                                    MAY 31, 2001      NOVEMBER 30,
                                                                    (UNAUDITED)           2000
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                       $   13,763,190    $    59,221,492
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                    73,849,828       (132,470,531)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                        401,416,244        571,620,695
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            489,029,262        498,371,656
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                               (15,046,049)       (37,299,938)
----------------------------------------------------------------------------------------------------
Class B                                                                (6,219,069)       (22,353,053)
----------------------------------------------------------------------------------------------------
Class C                                                                (1,371,080)        (4,843,766)
----------------------------------------------------------------------------------------------------
Class I                                                                  (303,336)          (534,560)
----------------------------------------------------------------------------------------------------
From net realized gains
Class A                                                                        --       (140,729,901)
----------------------------------------------------------------------------------------------------
Class B                                                                        --       (129,557,876)
----------------------------------------------------------------------------------------------------
Class C                                                                        --        (28,159,067)
----------------------------------------------------------------------------------------------------
Class I                                                                        --         (1,475,168)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                             761,770,391        878,163,370
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                          21,048,970        331,900,916
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                              (517,101,654)    (2,339,703,431)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                          265,717,707     (1,129,639,145)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                     731,807,435       (996,220,818)
----------------------------------------------------------------------------------------------------
Net assets beginning of period                                      3,347,508,163      4,343,728,981
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $431,742 and $9,608,086, respectively)        $4,079,315,598    $ 3,347,508,163
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS                 YEAR ENDED              ELEVEN MONTHS     YEAR ENDED
                                                  ENDED                  NOVEMBER 30,                ENDED          DECEMBER 31,
                                               MAY 31, 2001   ----------------------------------   NOVEMBER 30,    --------------
                                               (UNAUDITED)     2000          1999          1998      1997          1996     1995
Net asset value, beginning of period             $33.91        30.45         35.69         33.52       26.52       21.49    15.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .21(a)       .65(a)        .71(a)        .73         .54         .39      .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            4.76         5.74         (3.69)         3.80        6.89        5.75     6.76
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   4.97         6.39         (2.98)         4.53        7.43        6.14     7.02
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.30)        (.68)         (.70)         (.86)       (.37)       (.38)    (.24)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions        --        (2.25)        (1.56)        (1.50)       (.06)       (.73)    (.40)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (.30)       (2.93)        (2.26)        (2.36)       (.43)      (1.11)    (.64)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $38.58        33.91         30.45         35.69       33.52       26.52    21.49
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                              14.73(B)**   24.06(B)      (8.88)        14.25       28.15**     28.79    46.86(B)
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            2,045        1,661         2,043         2,420       1,383         386       76
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                1.23*        1.30(d)       1.20          1.19        1.22*       1.21     1.57
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                1.23*        1.27(d)       1.20          1.19        1.22*       1.21     1.25
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          1.13*        2.34          2.09          2.28        2.38*       2.12     1.55
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          28*          12            33             7           5*         10       18
---------------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                     -------------------------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                     SIX MONTHS            YEAR ENDED        ELEVEN MONTHS                   SEPTEMBER 11, 1995
                                        ENDED             NOVEMBER 30,           ENDED         YEAR ENDED     (COMMENCEMENT OF
                                     MAY 31, 2001   ------------------------  NOVEMBER 30,    DECEMBER 31,     OPERATIONS) TO
                                     (UNAUDITED)     2000     1999     1998      1997            1996         DECEMBER 31, 1995
Net asset value, beginning of
period                                 $33.75        30.31    35.51    33.37       26.44          21.47             19.45
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)              .06(a)       .42(a)   .42(a)   .45         .31            .19               .07
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions        4.74         5.72    (3.66)    3.75        6.84           5.72              2.41
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations         4.80         6.14    (3.24)    4.20        7.15           5.91              2.48
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (.15)        (.45)    (.40)    (.56)       (.16)          (.21)             (.06)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                               --        (2.25)   (1.56)   (1.50)       (.06)          (.73)             (.40)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.15)       (2.70)   (1.96)   (2.06)       (.22)          (.94)             (.46)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $38.40        33.75    30.31    35.51       33.37          26.44             21.47
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                    14.26(B)**   23.04(B) (9.62)   13.22       27.10**        27.63(B)          12.88(B)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                               1,638        1,375    1,865    2,276       1,300            295                17
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           2.04*        2.14(d)  2.03     2.06        2.12*          2.31              2.35*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           2.03*        2.10(d)  2.03     2.06        2.12*          2.20              2.00*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                .31*        1.51     1.26     1.41        1.48*          1.13               .61*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                28*          12       33        7           5*            10                18*
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             CLASS C
                                -------------------------------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                SIX MONTHS     YEAR ENDED NOVEMBER 30,    ELEVEN MONTHS                    SEPTEMBER 11, 1995
                                   ENDED                                      ENDED         YEAR ENDED      (COMMENCEMENT OF
                                MAY 31, 2001   ------------------------    NOVEMBER 30,     DECEMBER 31,     OPERATIONS) TO
                                (UNAUDITED)     2000     1999     1998       1997              1996         DECEMBER 31, 1995
Net asset value, beginning of
period                            $33.78        30.34    35.54    33.38        26.45           21.48             19.45
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income (loss)         .06(a)       .42(a)  0.43(a)   .45          .32             .20               .09
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                        4.75         5.73    (3.66)    3.79         6.83            5.72              2.41
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                          4.81         6.15    (3.23)    4.24         7.15            5.92              2.50
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income               (.16)        (.46)    (.41)    (.58)        (.16)           (.22)             (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gains on
investment transactions               --        (2.25)   (1.56)   (1.50)        (.06)           (.73)             (.40)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.16)       (2.71)   (1.97)   (2.08)        (.22)           (.95)             (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period    $38.43        33.78    30.34    35.54        33.38           26.45             21.48
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                14.27(B)**   23.06(B) (9.60)   13.32        27.10**         27.66(B)          12.94(B)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                            364          285      414      462          221              44                 2
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)              2.00*        2.12(d)  2.00     2.01         2.10*           2.33              2.30*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)              2.00*        2.08(d)  2.00     2.01         2.10*           2.22              1.95*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                           .34*        1.54     1.29     1.46         1.50*           1.11               .66*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)           28*          12       33        7            5*             10                18*
---------------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS I
                                  -----------------------------------------------------------------------------------------------
                                                                                                            FOR THE PERIOD
                                  SIX MONTHS     YEAR ENDED NOVEMBER 30,   ELEVEN MONTHS                  SEPTEMBER 11, 1995
                                     ENDED                                    ENDED         YEAR ENDED     (COMMENCEMENT OF
                                  MAY 31, 2001   ------------------------   NOVEMBER 30,    DECEMBER 31,    OPERATIONS) TO
                                  (UNAUDITED)     2000     1999     1998      1997            1996         DECEMBER 31, 1995
Net asset value, beginning of
period                              $33.92        30.45    35.71    33.51       26.49          21.51             19.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:
Net investment income (loss)           .28(a)       .77(a)   .84(a)   .95         .75            .54               .04
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment
transactions                          4.75         5.74    (3.70)    3.76        6.81           5.70              2.03
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations      5.03         6.51    (2.86)    4.71        7.56           6.24              2.07
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                 (.37)        (.79)    (.84)   (1.01)       (.48)          (.53)             (.06)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                            --        (2.25)   (1.56)   (1.50)       (.06)          (.73)             (.40)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.37)       (3.04)   (2.40)   (2.51)       (.54)         (1.26)             (.46)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $38.58        33.92    30.45    35.71       33.51          26.49             21.51
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                     14.94(B)**   24.60(B) (8.54)   14.83       28.71**        29.36             10.47(B)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                               32           26       22       31          28             12                 3
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         .84*         .86(d)   .82      .76         .83*           .88               .85*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         .84*         .85(d)   .82      .76         .83*           .88               .47*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            1.53*        2.73     2.47     2.71        2.77*          2.45              1.99*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)             28*          12       33        7           5*            10                18*
---------------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of any sales charges.
(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.27% and 1.24%, 2.10% and 2.06%, 2.08% and 2.04% and .86% and .85%, for Class A, Class B,
    Class C and Class I, respectively.
** Not annualized.
*  Annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder-Dreman High Return Equity Fund ("the
                             Fund"), formerly Kemper-Dreman High Return Equity
                             Fund, is a diversified series of Scudder Value
                             Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

NOTES TO FINANCIAL STATEMENTS

                             At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $139,700,000 which may be applied against any realized net taxable capital gains of each succeeding year or until fully utilized or until November 30, 2008, the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund must periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended May 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $484,995,852

                             Proceeds from sales                     525,283,479

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              As described in Note 8, Zurich Scudder Investments,
                             Inc., formerly Scudder Kemper Investments, Inc.,
                             ("ZSI" or the "Advisor"), has initiated a restructuring program. As part of this reorganization, the Fund has entered into an Administrative Agreement. This agreement was effective May 29, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Zurich Scudder Investments, Inc., and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the six months ended May 31, 2001, the Fund incurred a management fee of $13,177,637, which is equivalent to an annualized effective rate of .70% of the Fund's average daily net assets. Dreman Value Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by ZSI for its services.

                             ADMINISTRATIVE FEE. Effective May 29, 2001, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class A, Class B, Class C and Class I Shares, for the period May 29, 2001 through

NOTES TO FINANCIAL STATEMENTS

                             May 31, 2001, was equal to an annualized effective rate of 0.350%, 0.400%, 0.375% and 0.100%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Advisor has agreed to waive .007% of the Administrative Fee for Class A shares until May 29, 2002. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

                             In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the period May 29, 2001 through May 31, 2001, the Administrative Fee was as follows:

                                                                                                           UNPAID AT
                                                                                                TOTAL       MAY 31,
                                                        ADMINISTRATIVE FEES                   AGGREGATED     2001
                                       -----------------------------------------------------------------------------
                                       Class A (after an expense waiver of $1,174)             $ 57,520    $ 57,520
                                       Class B                                                   53,770      53,770
                                       Class C                                                   11,141      11,141
                                       Class I                                                      266         266
                                                                                               --------    --------
                                                                                               $122,697    $122,697

                             SHAREHOLDER SERVICES AGREEMENT. Scudder Investments Service Company, ("SISC"), formerly Kemper Service Company, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to May 29, 2001, the amount charged to the Fund by SISC aggregated $3,787,182, of which $848,705 is unpaid at May 31, 2001.

                             Effective May 29, 2001 the Shareholder Services Fees will be paid by the Advisor in accordance with the Administrative Agreement.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended May 31, 2001 are $246,465.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended May 31, 2001 are $8,121,297, of which $1,224,829 is unpaid at May
                             31, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to

NOTES TO FINANCIAL STATEMENTS

                             shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred administrative services fees of $4,608,388 for the six months ended May 31, 2001, of which $871,818 is unpaid at May 31, 2001. In addition $2,485 was paid by SDI to affiliates.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers of the Advisor. For the six months ended May 31, 2001, the Fund made no payments to its officers and incurred directors' fees of $107,349 to independent directors.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                     MAY 31, 2001                NOVEMBER 30, 2000
                                                              --------------------------   ------------------------------
                                                                SHARES         AMOUNT        SHARES           AMOUNT
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------------
                                        Class A               12,970,345    $482,685,607    22,255,248    $   622,956,002
                                       ----------------------------------------------------------------------------------
                                        Class B                5,083,535     187,303,986     5,885,985        163,919,511
                                       ----------------------------------------------------------------------------------
                                        Class C                1,987,369      73,431,020     2,480,431         68,779,374
                                       ----------------------------------------------------------------------------------
                                        Class I                  298,034      11,027,492       610,200         17,394,389
                                       ----------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ----------------------------------------------------------------------------------
                                        Class A                  395,019      14,066,224     6,374,484        166,809,220
                                       ----------------------------------------------------------------------------------
                                        Class B                  156,327       5,550,762     5,235,318        136,133,135
                                       ----------------------------------------------------------------------------------
                                        Class C                   31,777       1,128,649     1,035,250         26,953,578
                                       ----------------------------------------------------------------------------------
                                        Class I                    8,522         303,335        76,398          2,004,983
                                       ----------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ----------------------------------------------------------------------------------
                                        Class A               (9,544,441)   (350,791,236)  (46,949,402)    (1,251,355,418)
                                       ----------------------------------------------------------------------------------
                                        Class B               (3,121,681)   (114,481,812)  (31,682,231)      (834,687,096)
                                       ----------------------------------------------------------------------------------
                                        Class C                 (969,650)    (35,513,607)   (8,735,846)      (231,551,622)
                                       ----------------------------------------------------------------------------------
                                        Class I                 (245,887)     (8,992,713)     (619,876)       (16,995,201)
                                       ----------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       ----------------------------------------------------------------------------------
                                        Class A                  196,852       7,322,286       200,644          5,114,094
                                       ----------------------------------------------------------------------------------
                                        Class B                 (197,694)     (7,322,286)     (201,238)        (5,114,094)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE
                                        (DECREASE) FROM
                                        CAPITAL SHARE
                                        TRANSACTIONS                        $265,717,707                  $(1,129,639,145)
                                       ----------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    TRANSACTIONS IN
     SECURITIES OF
     AFFILIATED ISSUERS      An affiliated issuer is a company in which the Fund
                             has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with a company which was an affiliate during the six months ended May 31, 2001 is as follows:

                                                                           PURCHASES     SALES       REALIZED       DIVIDEND
                                             AFFILIATE          SHARES     COST ($)    COST ($)    GAIN/LOSS ($)   INCOME ($)
                                       --------------------------------------------------------------------------------------
                                       Borders Group, Inc.     6,300,425      --         37,671         6,121             --
                                       --------------------------------------------------------------------------------------
                                       Humana Inc.            13,501,470      --        186,180       (49,265)            --
                                       --------------------------------------------------------------------------------------
                                       Universal Corp.         2,164,050      --             --            --      1,384,992
                                       --------------------------------------------------------------------------------------


                                             AFFILIATE         VALUE ($)
                                       ---------------------  -----------
                                       Borders Group, Inc.    115,108,765
                                       ----------------------------------
                                       Humana Inc.            128,939,039
                                       ----------------------------------
                                       Universal Corp.         86,172,471
                                       ----------------------------------

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2001, the Fund's custodian fees were reduced by $8,203.
                             Prior to May 29, 2001 transfer agent fees were reduced by $37,510.

                             Effective May 29, 2001, transfer agent credits will no longer be used to reduce Fund expenses.

--------------------------------------------------------------------------------

7    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The
                             Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

8    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

An special shareholders' meeting was held on May 24, 2001, for Scudder-Dreman High Return Equity Fund. Shareholders were asked to vote on four issues: election of members to the Board of Trustees, to approve a Rule 12b-1 Plan (for Class A) and an Amendment and Restated Rule 12b-1 Plan (for each of Class B and Class C), ratification of Ernst & Young LLP as independent auditors and to approve Articles of Amendment and Restatement of the Fund's Articles of Incorporation. The following are the results for each issue:

1) Election of Trustees (effective July 1, 2001)

                                   For        Withheld
      John W. Ballantine        29,776,313    401,303
      Lewis A. Burnham          29,773,797    403,818
      Mark S. Casady            29,755,897    421,718
      Linda C. Coughlin         29,758,950    418,666
      Donald L. Dunaway         29,779,292    398,323
      James R. Edgar            29,772,041    405,574
      William F. Glavin         29,773,967    403,648
      Robert B. Hoffman         29,779,571    398,044
      Shirley D. Peterson       29,774,379    403,236
      Fred B. Renwick           29,761,150    416,465
      William P. Sommers        29,774,069    403,546
      John Weithers             29,777,022    400,594

2) To approve a Rule 12b-1 Plan (for Class A) and an Amendment and Restated Rule 12b-1 Plan (for each of Class B and Class C).

         For      Against   Abstain
      28,831,570  661,265   684,780

3) To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

         For      Against   Abstain
      29,606,097  146,440   425,078

4) To approve Articles of Amendment and Restatement of the Fund's Articles of Incorporation.

                                        Broker
         For      Against   Abstain   Non-votes
      15,260,813  440,631   622,783   13,853,388

NOTES

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Director                          President                         Vice President

LINDA C. COUGHLIN                 PHILLIP J. COLLORA                MAUREEN E. KANE
Chairperson, Director             Vice President and                Secretary
and Vice President                Assistant Secretary
                                                                    CAROLINE PEARSON
JAMES R. EDGAR                    JAMES M. EYSENBACH                Assistant Secretary
Director                          Vice President
                                                                    BRENDA LYONS
ARTHUR R. GOTTSCHALK              JOHN R. HEBBLE                    Assistant Treasurer
Director                          Treasurer

FREDERICK T. KELSEY               KATHRYN L. QUIRK
Director                          Vice President

FRED B. RENWICK                   THOMAS F. SASSI
Director                          Vice President

JOHN G. WEITHERS                  WILLIAM F. TRUSCOTT
Director                          Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com



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